Exhibit 32(a)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER 18 U.S.C. 1350

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hickory Tech Corporation on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John W. Finke, President and Chief Executive Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of HickoryTech.

Date: March 5, 2009	/s/ John W. Finke
John W. Finke
President and Chief Executive Officer